ARBUTUS BIOPHARMA CORPORATION 2026 OMNIBUS SHARE AND INCENTIVE PLAN 1. PURPOSE The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its shareholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, dividend equivalent rights, performance-based awards, and other equity-based awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. Stock options granted under the Plan may be nonqualified stock options or incentive stock options, as provided in the Plan. 2. DEFINITIONS For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions will apply: 2.1 “Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options and Share Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity within the meaning of Treasury Regulations Section 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulations Section 1.414(c)-2(b)(2)(i), and (b) where the grant of Options or Share Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulations Section 1.414(c)-2(b)(2)(i). 2.2 “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) the laws of the Provincial of British Columbia, the federal laws of Canada applicable therein and all matters governed by the BCBCA, (b) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (c) applicable provisions of the securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (d) the rules of any Stock Exchange or Securities Market on which the Common Shares is listed or publicly traded. 2.3 “Award” means a grant under the Plan of an Option, a Share Appreciation Right, Restricted Shares, a Restricted Share Unit, Unrestricted Share, a Dividend Equivalent Right, a Performance-Based Award, or an Other Equity-Based Award. 2.4 “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award. 2.5 “BCBCA” means the Business Corporations Act (British Columbia), as amended, as now in effect or as hereinafter amended.

2 2.6 “Benefit Arrangement” will have the meaning set forth in Section 15. 2.7 “Board” means the Board of Directors of the Company. 2.8 “Cause” in respect of a Grantee means (a) if “cause” is defined in an employment agreement between such Grantee and the Company, the meaning of “cause” as provided for in such employment agreement and (b) if “cause” is not so defined, a circumstance that would entitle the Company to terminate the employment or services of such Grantee at law without notice or compensation as a result of such termination. Any determination by the Committee whether an event constituting Cause has occurred will be final, binding, and conclusive. 2.9 “Change in Control” means, subject to Section 18.10, unless specified otherwise in an existing agreement with a Grantee: (a) the sale of all or substantially all of the assets of the Company to a non- Affiliate; (b) a merger, reorganization, or consolidation involving the Company in which the voting securities outstanding immediately prior to the transaction represent or are converted into or exchanged for securities of the surviving or resulting entity that, immediately upon completion of the transaction, represent less than 50% of the outstanding voting power of the surviving or resulting entity; (c) the acquisition of all or a majority of the outstanding voting securities of the Company in a single transaction or a series of related transactions by a Person or group of Persons; provided however, that a Change in Control shall not be deemed to have occurred if such Change in Control results solely from the issuance, in connection with a bona fide financing or series of financings by the Company or an Affiliate of the Company, of voting securities of the Company or an Affiliate of the Company or any rights to acquire voting securities of the Company or an Affiliate of the Company which are convertible into voting securities, or if the Company effects a transaction solely to change the Company's domicile. The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto. 2.10 “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section will be deemed to include, as applicable, regulations promulgated under such Code Section. 2.11 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which will be constituted as provided in Section 3.1(b) and Section 3.1(c) (or, if no Committee has been so designated, the Board). 2.12 “Common Shares” means the common shares of the Company, without par value per share, or any security that Common Shares may be changed into or for which Common Shares may be exchanged as provided in Section 17.1. 2.13 “Company” means Arbutus Biopharma Corporation, incorporated under the laws of the Province of British Columbia, and any successor thereto. 2.14 “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a Common Share is required to be established for purposes of the Plan. 2.15 “Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, to receive cash, Common Shares, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of Common Shares. 2.16 “Effective Date” means May 26, 2026, the date of the Company’s shareholders approval of the Plan; the Plan having been adopted by the Board on April 10, 2026.

3 2.17 “Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate. 2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended. 2.19 “Fair Market Value” means the fair market value of a Common Share for purposes of the Plan, which will be determined as of any Determination Date as follows: (a) If on such Determination Date the Common Shares are listed on a Stock Exchange, or is publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a Common Share will be the closing price of the Common Shares on such Determination Date as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee will designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Common Share will be the closing price of the Common Shares on the immediately preceding day on which any sale of Common Shares will have been reported on such Stock Exchange or such Securities Market. (b) If on such Determination Date the Common Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Common Share will be the value of the Common Shares on such Determination Date as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A. Notwithstanding this Section 2.21 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value shall be determined by the Committee in good faith using any reasonable method it deems appropriate. 2.20 “Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister- in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than 50% of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than 50% of the voting interests. 2.21 “Grant Date” means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (c) such subsequent date specified by the Committee in the corporate action approving the Award. 2.22 “Grantee” means a person who receives or holds an Award under the Plan. 2.23 “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time. 2.24 “Non-Employee Director” means a director of the Company who is not an Employee. 2.25 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

4 2.26 “Option” means an option to purchase one or more Common Shares pursuant to the Plan. 2.27 “Option Price” means the exercise price for each Common Share subject to an Option. 2.28 “Other Agreement” will have the meaning set forth in Section 15. 2.29 “Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares, other than an Option, a Share Appreciation Right, Restricted Shares, a Restricted Share Unit, Unrestricted Shares, or a Dividend Equivalent Right. 2.30 “Parachute Payment” will have the meaning set forth in Section 15(a). 2.31 “Performance-Based Award” means an Award made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee. 2.32 “Performance Measures” means performance criteria on which performance goals under Performance-Based Awards are based other than the mere continuation of Service or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of a Performance-Based Award. A Performance Measure and any targets with respect thereto need not be based upon an increase, a positive or improved result or avoidance of loss. A Performance Measure will mean an objectively determinable measure or objectively determinable measures of performance including but not limited to any, or any combination of, the following (measured either absolutely or comparatively (including, without limitation, by reference to an index or indices or the performance of one or more companies) and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof and subject to such adjustments, if any, as the Committee specifies: attainment of research and development milestones; sales bookings; business divestitures and acquisitions; capital raising; cash flow; cash position; contract awards or backlog; corporate transactions; customer renewals; customer retention rates from an acquired company, subsidiary, business unit or division; earnings (which may include any calculation of earnings, including but not limited to earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation and amortization and net taxes); earnings per share; expenses; financial milestones; gross margin; growth in shareholder value relative to the moving average of the S&P 500 Index or another index; internal rate of return; leadership development or succession planning; license or research collaboration arrangements; market share; net income; net profit; net sales; new product or business development; new product invention or innovation; number of customers; operating cash flow; operating expenses; operating income; operating margin; overhead or other expense reduction; patents; procurement; product defect measures; product release timelines; productivity; profit; regulatory milestones or regulatory-related goals; retained earnings; return on assets; return on capital; return on equity; return on investment; return on sales; revenue; revenue growth; sales results; sales growth; savings; share price; time to market; total shareholder return; working capital; unadjusted or adjusted actual contract value; unadjusted or adjusted total contract value; and individual objectives such as peer reviews or other subjective or objective criteria. The Administrator may provide in the case of any Performance-Based Award that one or more of the Performance Measures applicable to such Performance-Based Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Measures. 2.33 “Performance Period” means the period of time during which the performance goals under Performance-Based Awards must be met to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

5 2.34 “Person” means any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act). 2.35 “Plan” means this Arbutus Biopharma Corporation 2026 Omnibus Share and Incentive Plan, as amended and/or restated from time to time. 2.36 “Prior Plans” means the Arbutus Biopharma Corporation 2011 Omnibus Share Compensation Plan and the Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan. 2.37 “Restricted Period” will have the meaning set forth in Section 10.2. 2.38 “Restricted Shares” means Common Shares awarded to a Grantee pursuant to Section 10. 2.39 “Restricted Share Unit” means a bookkeeping entry representing the equivalent of one Common Share awarded to a Grantee pursuant to Section 10. 2.40 “SAR Price” will have the meaning set forth in Section 9.1. 2.41 “Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended. 2.42 “Service” means service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties will not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service will have occurred for purposes of the Plan will be final, binding and conclusive. If a Service Provider’s employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service will be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate. 2.43 “Service Provider” means an Employee, officer or director of the Company or an Affiliate, or any other service provider to the Company or an Affiliate (including a consultant or advisor) who is a natural person, provided such person is currently providing direct services to the Company or an Affiliate. 2.44 “Share Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9. 2.45 “Stock Exchange” means the Nasdaq Stock Market or another established national or regional stock exchange. 2.46 “Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of securities, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to U.S. generally accepted accounting principles, (b) in the case of an Award of an Option or a Share Appreciation Right, such Award would be considered to be granted in respect of “service recipient stock” under Code Section 409A and (c) purposes of Incentive Stock Options, “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f). 2.47 “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be

6 acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine. 2.48 “Ten Percent Shareholder” means a natural person who owns more than ten percent of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any) or any of the Company’s Subsidiaries. In determining share ownership, the attribution rules of Code Section 424(d) will be applied. 2.49 “Unrestricted Shares” will have the meaning set forth in Section 11. 2.50 “U.S. Grantee” means a Grantee that is resident in or a citizen of the United States of America. 3. ADMINISTRATION OF THE PLAN 3.1 Committee. (a) Powers and Authorities. The Committee will administer the Plan and will have such powers and authorities related to the administration of the Plan as are consistent with the Articles of the Company, as amended and Applicable Laws. Without limiting the generality of the foregoing, the Committee will have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and will have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations will be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Articles of the Company, as amended and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee will have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee will be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement. In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee. (b) Composition of Committee. The Committee will be a committee composed of not fewer than two members of the Board designated by the Board to administer the Plan. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, each member of the Committee will be independent as defined by the rules of The Nasdaq Stock Market LLC (including, without limitation, under all independence rules applicable specifically to members of compensation committees) or similar requirements of such other securities exchange or quotation system or regulatory agency as may from time to time apply to the Company, the rules and regulations of the Securities and Exchange Commission and the rules and regulations of Canadian provincial and federal securities regulatory authorities, in all cases as may be modified or supplemented subject to any permitted exceptions or exemptions,; provided that any action taken by the Committee will be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in

7 this Section 3.1(b) or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements. (c) Other Committees. The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Non-Employee Directors, which committee may administer the Plan with respect to Grantees who are not “officers” as defined in Rule 16a-1(f) under the Exchange Act or members of the Board, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act and the rules of the Stock Exchange on which the Common Shares are listed. (d) Delegation by Committee. To the extent permitted by Applicable Laws, the Committee may by resolution delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (i) to make Awards to members of the Board, (ii) to make Awards to Employees who are (A) “officers” as defined in Rule 16a-1(f) under the Exchange Act or (B) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1(d), or (iii) to interpret the Plan or any Award. Any delegation hereunder will be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan will be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1(d) will serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority will have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer. 3.2 Board. The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board will determine, consistent with the Articles of the Company, as amended and Applicable Laws. 3.3 Terms of Awards. (a) Committee Authority. Subject to the other terms and conditions of the Plan, the Committee will have full and final authority to: (i) designate Grantees; (ii) determine the type or types of Awards to be made to a Grantee; (iii) determine the number of Common Shares to be subject to an Award;

8 (iv) establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Shares), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Common Shares subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options; (v) accelerate the exercisability or vesting of an Award or a portion thereof; (vi) prescribe the form of each Award Agreement evidencing an Award; (vii) subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority will include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are not U.S. Grantees or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award will, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award; and (viii) Make Substitute Awards. (b) Forfeiture; Recoupment. The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (i) employment agreement, (ii) non- competition agreement, (iii) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (iv) confidentiality obligation with respect to the Company or an Affiliate, (v) Company policy or procedure, (vi) other agreement, or (vii) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee is an Employee of the Company or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or such Affiliate and the Grantee, as applicable. Any Award granted pursuant to the Plan will be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (i) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule or regulation, or otherwise, or (ii) any law, rule or regulation that imposes mandatory recoupment, under circumstances set forth in such law, rule or regulation. 3.4 Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, amalgamation, arrangement, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or the strike price of such outstanding SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price or

9 strike price, as applicable, that is less than the exercise price or strike price, as applicable, of the original Options or SARs; (c) cancel outstanding Options or SARs with an exercise price or strike price, as applicable, above the current stock price in exchange for cash or other securities; or (d) take any other action that is treated as a repricing under U.S. generally accepted accounting principles. 3.5 Deferral Arrangement. The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights; provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals will be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a “separation from service” (as defined for purposes of Code Section 409A) occurs. 3.6 No Liability. No member of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement. To the full extent permitted by Applicable Laws and the Articles of the Company, as amended, the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company 3.7 Registration; Share Certificates. Notwithstanding any provision of the Plan to the contrary, the ownership of the Common Shares issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates. 4. COMMON SHARES SUBJECT TO THE PLAN 4.1 Number of Common Shares Available for Awards. Subject to such additional Common Shares as will be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 16, the maximum number of Common Shares available for issuance under the Plan will be 16,300,000 Common Shares. Such Common Shares may be authorized and unissued Common Shares as may be determined from time to time by the Board or by the Committee. Any of the Common Shares available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the Common Shares available for issuance under the Plan will be available for issuance pursuant to Incentive Stock Options. No fractional Common Shares or other securities will be issued pursuant to any Award under the Plan and any fractions resulting from the granting or modification of Awards under the Plan will be eliminated in each case by rounding downward to the nearest whole share. 4.2 Adjustments in Authorized Common Shares. In connection with mergers, amalgamations, arrangements, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee will have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party

10 to such transaction and to substitute Awards under the Plan for such awards. The number of Common Shares available for issuance under the Plan pursuant to Section 4.1 will be increased by the number of Common Shares subject to any such assumed Awards and substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and will not reduce the number of Common Shares otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Common Shares are listed. 4.3 Share Usage. Except as set forth in this Section 4.3, if an Award entitles the holder thereof to receive or purchase Common Shares, the number of Common Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Common Shares available for granting Awards under the Plan. (a) Common Shares Added Back to Reserve Subject to the limitations in Section 4.3(b) below, if any Common Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Awards that are settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Common Shares, then the number of Common Shares counted against the aggregate number of Common Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. (b) Common Shares Not Added Back to Reserve Notwithstanding anything to the contrary in Section 4.3(a) above, the following Common Shares will not again become available for issuance under the Plan: (i) any Common Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a "net exercise" pursuant to Section 12.4 or any Common Shares tendered in payment of the exercise price of an Option; (ii) any Shares withheld by the Company or Common Shares tendered to satisfy any tax withholding obligation with respect to an Award under the Plan; (iii) Common Shares covered by a share-settled SAR issued under the Plan that are not issued in connection with settlement in Common Shares upon exercise; or (iv) Common Shares that are repurchased by the Company using Option exercise proceeds. (c) Cash-Only Awards Awards that do not entitle the Grantee thereof to receive or purchase Common Shares shall not be counted against the aggregate number of Common Shares available for Awards under the Plan. (d) Substitute Awards Relating to Acquired Entities Common Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Common Shares available for Awards under the Plan. 4.4 Non-Employee Director Limit. The maximum number of Common Shares that may be granted to any Non-Employee Director pursuant to Awards in any calendar year shall be limited to a number that, combined with any cash fees or other compensation paid to such Non-Employee Director during such calendar year, shall not exceed $500,000 USD in total value, with the value of any such Non-Employee Director Awards based on the

11 grant date fair value of such Awards for financial reporting purposes; provided, however, that in the calendar year in which a Nonemployee Director first joins the Board, the aggregate limit for services as a member of the Board or a committee of the Board shall not exceed $750,000 USD; provided, further, however, that the foregoing limitations shall not apply to the extent that the Non-Employee Director has been or becomes an Employee during the calendar year. For the avoidance of doubt, the limits in this subsection do not apply to compensation to a Non-Employee Director for service to the Company other than service as a member of the Board or a committee of the Board. 5. EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION 5.1 Effective Date. The Plan will be effective as of the Effective Date, subject to the approval of the Plan by the Company’s shareholders on such date. Following the Effective Date, no awards shall be made under the Prior Plans. Notwithstanding the foregoing, Common Shares reserved under the Prior Plans to settle awards which are made under the Prior Plans prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards. 5.2 Term. The Plan will terminate automatically ten years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3; provided, that Incentive Stock Options may not be granted under the Plan after the tenth (10th) anniversary of the date of the Board’s adoption of the Plan. 5.3 Amendment and Termination. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Common Shares as to which Awards have not been made. The effectiveness of any amendment to the Plan will be contingent on approval of such amendment by the Company’s shareholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Common Shares are then listed), provided that no amendment will be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company’s shareholders. No amendment, suspension or termination of the Plan will impair rights or obligations under any outstanding Award made under the Plan without the Grantee’s consent. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to: (i) amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan; (ii) amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively; (iii) make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Code Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or (iv) amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

12 The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan 6. AWARD ELIGIBILITY AND LIMITATIONS 6.1 Award Eligibility and Participation. Subject to this Section 6, Awards may be made under the Plan to any Service Provider, as the Committee will determine and designate from time to time and participation in the Plan by a Service Provider will be voluntary. 6.2 Stand-Alone, Additional, Tandem and Substitute Awards. Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee will require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Common Share on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR. 7. AWARD AGREEMENT Each Award granted pursuant to the Plan will be evidenced by an Award Agreement, which will be in such form or forms as the Committee will from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions, but will be consistent with the terms of the Plan. For each U.S. Grantee, each Award Agreement evidencing an Award of an Option will specify whether the Option is intended to be a Nonqualified Stock Option or an Incentive Stock Option, and, in the absence of such specification, the Option will be deemed to constitute Nonqualified Stock Options. 8. TERMS AND CONDITIONS OF OPTIONS 8.1 Option Price. The Option Price of each Option will be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option will be at least the Fair Market Value of one Common Share on the Grant Date; provided that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended

13 to be an Incentive Share Option will be not less than 110% of the Fair Market Value of one Common Share on the Grant Date. In no case will the Option Price of any Option be less than the par value of a Common Share (if a par value per Common Share is set). 8.2 Vesting. Subject to Sections 8.3 and 17.3, each Option granted under the Plan will become exercisable at such times and under such conditions as will be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing, provided that, except as otherwise determined by the Committee, no Option will be granted to persons who are entitled to overtime under Applicable Laws, that will vest or be exercisable within a six-month period starting on the Grant Date. 8.3 Term. Each Option granted under the Plan will terminate, and all rights to purchase Common Shares thereunder will cease, upon the expiration of ten years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option will not be exercisable after the expiration of five years from its Grant Date; and provided further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is not a U.S. Grantee or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase Common Shares thereunder may cease, upon the expiration of such period longer than ten years from the Grant Date of such Option as the Committee will determine. The Company will deduct from the Common Shares deliverable to the Grantee upon such exercise the number of Common Shares necessary to satisfy payment of the Option Price and all withholding obligations. Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Code Section 409A, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) Common Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty days following the end of the legal prohibition, black-out period or lock-up agreement. 8.4 Termination of Service. Each Award Agreement with respect to the grant of an Option may set forth the extent to which the Grantee thereof, if at all, will have the right to exercise such Option following termination of such Grantee’s Service, which right to exercise such Option may be modified by another written agreement with the Grantee. Such provisions will be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. 8.5 Limitations on Exercise of Option. Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17 that results in the termination of such Option.

14 8.6 Method of Exercise. Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent a notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. The notice of exercise will specify the number of Common Shares with respect to which such Option is being exercised and will be accompanied by payment in full of the Option Price of the Common Shares for which such Option is being exercised plus the amount (if any) of federal and/or other taxes that the Company may, in its discretion, be required to withhold with respect to the exercise of such Option. 8.7 Rights of Holders of Options. Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option will have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Common Shares subject to such Option, to direct the voting of the Common Shares subject to such Option, or to receive notice of any meeting of the Company’s shareholders) until the Common Shares subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment will be made for dividends, distributions or other rights with respect to any Common Shares subject to an Option for which the record date is prior to the date of issuance of such Common Shares. 8.8 Delivery of Common Shares. Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee will be entitled to receive such evidence of such Grantee’s ownership of the Common Shares subject to such Option as will be consistent with Section 3.7. 8.9 Transferability of Options. Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option will be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution. 8.10 Family Transfers. If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option that is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer that is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option will continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the Common Shares acquired pursuant to such Option will be subject to the same restrictions with respect to transfers of such Common Shares as would have applied to the Grantee thereof. Subsequent transfers of transferred Options will be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service will continue to be applied with respect to the original Grantee of the Option, following which such Option will be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

15 8.11 Limitations on Incentive Stock Options. An Option will constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the Common Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000 USD. Except to the extent provided in the regulations under Code Section 422, this limitation will be applied by taking Options into account in the order in which they were granted. 8.12 Notice of Disqualifying Disposition. If any Grantee makes any disposition of Common Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee will notify the Company of such disposition within ten days thereof. 9. TERMS AND CONDITIONS OF SHARES APPRECIATION RIGHTS 9.1 Right to Payment and Grant Price. A SAR will confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one Common Share on the date of exercise and (b) the per share strike price of such SAR (the “SAR Price”) as determined by the Committee. The Award Agreement for a SAR will specify the SAR Price, which will be no less than the Fair Market Value of one Common Share on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one Common Share on the Grant Date of such SAR. 9.2 Other Terms. The Committee will determine on the Grant Date or thereafter the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs will cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Common Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR will be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR. 9.3 Term. Each SAR granted under the Plan will terminate, and all rights thereunder will cease, upon the expiration of ten years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR provided that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom, with respect to any SAR granted to a Grantee who is not a U.S. Grantee or is a natural person who is employed outside the United States, such SAR may terminate, and all rights thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such SAR as the Committee shall determine. If on the day preceding

16 the date on which a Grantee’s SAR would otherwise terminate, the Fair Market Value of the Common Shares underlying a Grantee’s SAR is greater than the SAR Price, the Company will, prior to the termination of such SAR and without any action being taken on the part of the Grantee, consider such SAR to have been exercised by the Grantee. 9.4 Transferability of SARS. Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5, no SAR will be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution. 9.5 Family Transfers. If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer “not for value” is a transfer that is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.5, any such SAR will continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and Common Shares acquired pursuant to a SAR will be subject to the same restrictions on transfers of such Common Shares as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs will be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution. 10. TERMS AND CONDITIONS OF RESTRICTED SHARES AND RESTRICTED SHARE UNITS 10.1 Grant of Restricted Shares and Restricted Share Units. Awards of Restricted Shares may be made for consideration which will be deemed paid by past Service. Awards of Restricted Share Units may be made for consideration which will be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate. 10.2 Restrictions. At the time a grant of Restricted Shares or Restricted Share Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a “Restricted Period”) applicable to such Restricted Shares or Restricted Share Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Award of Restricted Shares or Restricted Share Units as provided in Section 14. Awards of Restricted Shares or Restricted Share Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards. 10.3 Registration; Restricted Share Certificates. Pursuant to Section 3.7, to the extent that ownership of Restricted Shares is evidenced by a book- entry registration or direct registration (including transaction advices), such registration will be notated to evidence the restrictions imposed on such Award of Restricted Shares under the Plan and the applicable

17 Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Shares have been granted, share certificates representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Shares. The Committee may provide in an Award Agreement with respect to an Award of Restricted Shares that either (a) the Secretary of the Company will hold such share certificates for such Grantee’s benefit until such time as such shares of Restricted Shares are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee will deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates will be delivered to such Grantee, provided that such share certificates will bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Shares under the Plan and such Award Agreement. 10.4 Rights of Holders of Restricted Shares. Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Shares will have the right to vote such Restricted Shares and the right to receive any dividends declared or paid with respect to such Restricted Shares. Any dividends paid on Restricted Shares must be reinvested in Common Shares, which shall be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Shares. Dividends paid on Restricted Shares that vests or is earned based upon the achievement of performance goals will not vest unless such performance goals for such Restricted Shares are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Shares will promptly forfeit and repay to the Company such dividend payments, if permissible under Applicable Law. All share distributions, if any, received by a Grantee with respect to Restricted Shares as a result of any stock split, stock dividend, combination of stock, or other similar transaction will be subject to the vesting conditions and restrictions applicable to such Restricted Shares. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Grantee, in connection with the acquisition of Common Shares under the Plan or otherwise, is expressly permitted to make such election and the Grantee makes the election, the Grantee shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision. 10.5 Rights of Holders of Restricted Share Units. (a) Voting and Dividend Rights. Holders of Restricted Share Units will have no rights as shareholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Common Shares subject to such Restricted Share Units, to direct the voting of the Common Shares subject to such Restricted Share Units, or to receive notice of any meeting of the Company’s shareholders). The Committee may provide in an Award Agreement evidencing a grant of Restricted Share Units that the holder of such Restricted Share Units will be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Common Shares, a cash payment for each such Restricted Share Unit that is equal to the per-share dividend paid on such Common Shares. Dividends paid on Restricted Share Units that vest or are earned based upon the achievement of performance goals will not vest unless such performance goals for such Restricted Share Units are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Share Units will promptly forfeit and repay to the Company such dividend payments, if permissible under Applicable Law. Such Award Agreement also may provide that such cash payment will be deemed reinvested in additional Restricted Share Units at a price per unit equal to the Fair Market Value of a Common Shares on the date on which such cash dividend is paid. Such cash payments paid in connection with Restricted Share Units that vest or are earned based upon the achievement of performance goals will

18 not vest unless such performance goals for such Restricted Share Units are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Share Units will promptly forfeit and repay to the Company such cash payments, if permissible under Applicable Law. (b) Creditor’s Rights. A holder of Restricted Share Units will have no rights other than those of a general unsecured creditor of the Company. Restricted Share Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement. 10.6 Termination of Service. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Shares or Restricted Share Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, will immediately be deemed forfeited. Upon forfeiture of such Restricted Shares or Restricted Share Units the Grantee thereof will have no further rights with respect thereto, including any right to vote such Restricted Shares or any right to receive dividends with respect to such Restricted Shares or Restricted Share Units . 10.7 Purchase of Restricted Shares and Common Shares Subject to Restricted Share Units. The Grantee of an Award of Restricted Shares or vested Restricted Share Units will be required, to the extent required by Applicable Laws, to purchase such Restricted Shares or the Common Shares subject to such vested Restricted Share Units from the Company at a purchase price equal to the greater of (x) if a par value per Common Share is set, the aggregate par value of the Common Shares represented by such Restricted Shares or such vested Restricted Share Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Shares or such vested Restricted Share Units. Such purchase price will be payable in a form provided in Section 12 or, in the sole discretion of the Committee, subject to Applicable Laws, in consideration for Service rendered or to be rendered to the Company or an Affiliate. 10.8 Delivery of Common Shares. Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including but not limited to any delayed delivery period, the restrictions applicable to Restricted Shares or Restricted Share Units settled in Common Shares will lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such Common Shares will, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, will have any further rights with regard to a Restricted Share Unit once the Common Shares represented by such Restricted Share Unit have been delivered in accordance with this Section 10.8. 11. TERMS AND CONDITIONS OF UNRESTRICTED SHARES AWARDS AND OTHER AWARDS 11.1 Unrestricted Share Awards. The Committee may, in its sole discretion, grant (or sell at the par value of a Common Share (if a par value per Common Share is set) or at such other higher purchase price as will be determined by the

19 Committee) an Award to any Grantee pursuant to which such Grantee may receive Common Shares free of any restrictions (“Unrestricted Shares”) under the Plan. Unrestricted Shares may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. 11.2 Other Equity-Based Awards. The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee will determine the terms and conditions of Other Equity- Based Awards at the Grant Date or thereafter. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, will immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof will have no further rights with respect to such Other Equity-Based Award. 12. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED SHARES 12.1 General Rule. Payment of the Option Price for the Common Shares purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Shares will be made in cash or in cash equivalents acceptable to the Company. 12.2 Surrender of Shares. To the extent that the applicable Award Agreement so provides, payment of the Option Price for Common Shares purchased upon the exercise of an Option or the purchase price, if any, for Restricted Shares or vested Restricted Share Units may be made all or in part through the tender or attestation to the Company of Common Shares, which will be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation. 12.3 Cashless Exercise. To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for Common Shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Common Shares and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price, transaction related fees and any withholding taxes described in Section 18.3. 12.4 Net Exercise To the extent permitted by Applicable Laws and to the extent permitted by the Committee, in its discretion, payment of the Option Price for Common Shares purchased pursuant to the exercise of an Option may be made all or in part by a “net exercise” arrangement pursuant to which the Company will reduce the number of Common Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (i) such shares used to

20 pay the exercise price will not be exercisable thereafter and (ii) any remaining balance of the exercise price not satisfied by such net exercise is paid in cash or other permitted form of payment. 12.5 Other Forms of Payment. To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for Common Shares purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Shares may be made in any other form that is consistent with Applicable Laws. 13. TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS 13.1 Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the Grantee thereof to receive credits based on cash distributions that would have been paid on the Common Shares specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such Common Shares had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of an Option or a SAR. The terms and conditions of Dividend Equivalent Rights will be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be deemed to be reinvested in additional Common Shares, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment will be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or Common Shares or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right will be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right will expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions that are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award will not vest or become payable unless and until the Award to which the Dividend Equivalent Rights correspond becomes vested and settled. 13.2 Termination of Service. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights will automatically terminate upon such Grantee’s termination of Service for any reason. 14. TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS 14.1 Grant of Performance-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Grantee in such amounts and upon such terms as the Committee will determine.

21 14.2 Value of Performance-Based Awards. Each grant of a Performance-Based Award will have an actual or target number of Common Shares or initial value that is established by the Committee at the time of grant. The Committee will set performance goals in its discretion that, depending on the extent to which they are achieved, will determine the value and/or number of Common Shares subject to a Performance-Based Award that will be paid out to the Grantee thereof. 14.3 Earning of Performance-Based Awards. Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards will be entitled to receive a payout on the number of Common Shares or cash value earned under the Performance-Based Awards by such Grantee over such Performance Period. 14.4 Form and Timing of Payment of Performance-Based Awards. Payment of earned Performance-Based Awards will be made in the manner described in the applicable Award Agreement as determined by the Committee. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or Common Shares (or a combination thereof) equal to the value of such earned Performance-Based Awards and will pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment will occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any Common Shares paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Performance-Based Awards will be set forth in the Award Agreement therefor. 14.5 Performance Conditions. The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to the achievement of Performance Measures as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. 14.6 Performance Goals Generally. The performance goals for Performance-Based Awards will consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. The Committee may determine that such Awards will be granted, exercised and/or settled upon achievement of any single performance goal or of two or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees. 14.7 Payment of Awards; Other Terms. Payment of Performance-Based Awards will be in cash, Common Shares, or other Awards, including an Award that is subject to additional Service-based vesting, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Awards. The Committee will specify the circumstances in which such Performance-Based Awards will be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards. In the event payment of the

22 Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee will specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service. 15. PARACHUTE LIMITATIONS If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan will be reduced or eliminated: (a) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and (b) if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. The Company will accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Shares or Restricted Share Units, then by reducing or eliminating any other remaining Parachute Payments. 16. REQUIREMENTS OF LAW 16.1 General. The Company will not be required to offer, sell or issue any Common Shares under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such Common Shares would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of any Common Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of Common Shares in connection with any Award, no Common Shares may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification will have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby will in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in Common Shares or the delivery of any

23 Common Shares underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the Common Shares subject to such Award, the Company will not be required to offer, sell or issue such Common Shares unless the Committee will have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such Common Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee will be final, binding, and conclusive. The Company may register, but will in no event be obligated to register, any Common Shares or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company will not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of Common Shares or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in Common Shares will not be exercisable until the Common Shares subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply will be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. 16.2 Rule 16b-3. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b- 3, such provision or action will be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and will not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement. 17. EFFECT OF CHANGES IN CAPITALIZATION 17.1 Changes in Common Shares. If the number of outstanding Common Shares is increased or decreased or the Common Shares are changed into or exchanged for a different number of shares or kind of equity shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of shares, stock dividend or other distribution payable in equity shares, or other increase or decrease in Common Shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of equity shares for which grants of Options and other Awards may be made under the Plan will be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of equity shares for which Awards are outstanding will be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event will, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs will not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but will include a corresponding proportionate adjustment in the per share Option price or SAR Price, as the case may be. The conversion of any convertible securities of the Company will not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board

24 or the Committee constituted pursuant to Section 3.1(b) will, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of Common Shares subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution. 17.2 Reorganization in Which the Company Is the Surviving Entity That Does not Constitute a Change in Control. Subject to Section 17.3, if the Company will be the surviving entity in any reorganization, merger, arrangement, amalgamation or consolidation of the Company with one or more other entities that does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan will pertain to and apply to the securities to which a holder of the number of Common Shares subject to such Option or SAR would have been entitled immediately following such reorganization, merger, arrangement, amalgamation or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter will be the same as the aggregate Option Price or SAR Price of the Common Shares remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, arrangement, amalgamation or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award will apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger, amalgamation, arrangement or consolidation. In the event of any reorganization, merger, arrangement, amalgamation or consolidation of the Company referred to in this Section 17.2, Performance-Based Awards will be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of Common Shares subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger, arrangement, amalgamation or consolidation. 17.3 Change in Control in which Awards are not Assumed. Upon the effective time of a Change in Control, except as otherwise provided in an applicable Award Agreement or in another written agreement with a Grantee, the parties to the Change in Control may agree that Awards shall not be assumed, continued or substituted for by the successor entity in which case the Plan and all Awards shall terminate. In the event of such termination, except as otherwise may be provided in an applicable Award Agreement or in another written agreement with a Grantee, all Options and SARs with time-based vesting conditions or restrictions shall become fully exercisable as of the effective time of the Change in Control, all other Awards with time-based vesting conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Change in Control, and all Awards with conditions and restrictions relating to the attainment of performance goals shall be deemed to vest and become nonforfeitable as of the effective time of the Change in Control assuming the higher of (a) achievement of all relevant performance goals at the “target” level (prorated based upon the length of time within the performance period that elapsed prior to the Change in Control) or (b) actual achievement as of a date reasonably proximal to the date of the consummation of the Change in Control, as determined by the Committee or the Board in its sole discretion. For purposes of clause (b) of the preceding sentence, if, based on the discretion of the Committee or the Board, actual achievement is not determinable, the relevant performance goals shall be deemed to have been achieved at the “target” level (prorated based upon the length of time within the performance period that elapsed prior to the Change in Control). In addition, in the event of such termination, the Committee or the Board shall have the option, in its sole discretion, (i) to make or provide for a payment, in cash or in kind, to Grantees holding Options and SARs equal to the difference between the per share consideration paid in the Change in Control transaction and the exercise price or grant price, as applicable, of the Options or SARs and/or (ii) to provide that each Grantee shall be permitted, within a specified period of time prior to the Change in Control, to exercise all outstanding

25 Options and SARs, to the extent then exercisable. For purposes of clause (i) of the preceding sentence, if the exercise price or grant price, as applicable, of any Option or SAR is equal to or greater than the per share consideration paid in the Change in Control transaction, the Committee or the Board may, in its sole discretion, cancel the Option or SAR without the payment of consideration therefor. The Committee or the Board shall also have the option, in its sole discretion, to make or provide for a payment, in cash or in kind, to holders of other Awards in an amount equal to the per share consideration paid in the Change in Control transaction multiplied by the number of vested Common Shares subject to the Award. 17.4 Change in Control in which Awards are Assumed. Upon the effective time of a Change in Control, except as otherwise provided in an applicable Award Agreement or in another written agreement with a Grantee, the parties to the Change in Control may agree that Awards shall be assumed, continued or substituted for by the successor entity, with appropriate adjustments as to the number and kind of shares and prices subject to the Award. Except as otherwise provided in an applicable Award Agreement or in another written agreement with a Grantee, if, within twelve (12) months following a Change in Control in which a Grantee's Awards are assumed, continued or substituted for by the successor entity, the Grantee’s Service is terminated without Cause by the Company or an Affiliate (or a successor company of the Company or such Affiliate), excluding, for such purposes, a transfer of employment or Service by the service provider between or among the Company and one or more Affiliates, then all of the Grantee's outstanding Awards shall become fully vested and exercisable as of the moment immediately prior to such termination. 17.5 Adjustments Adjustments under this Section 17 related to Common Shares or other securities of the Company will be made by the Committee, whose determination in that respect will be final, binding and conclusive. No fractional shares or other securities will be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment will be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 will not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control. 17.6 No Limitations on Company. The making of Awards pursuant to the Plan will not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity. 18. GENERAL PROVISIONS 18.1 Disclaimer of Rights. No provision in the Plan or in any Award or Award Agreement will be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate.

26 In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan will be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan will be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards will in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. 18.2 Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable. 18.3 Withholding Taxes. The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, provincial or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Common Shares upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, however, that if there is a same day sale of Common Shares subject to an Award, the Grantee shall pay such withholding obligation on the day on which the same-day sale is completed. To the extent permitted by the Committee, a Grantee may elect to have such tax withholding obligation satisfied, in whole or in part, by (a) authorizing the Company to withhold from Common Shares to be issued pursuant to any Award a number of Common Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (b) transferring to the Common Shares owned by the Grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The maximum number of Common Shares that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of Common Shares pursuant to such Award, as applicable, may not exceed such number of Common Shares having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of Common Shares; provided, however, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Board or the Committee has full discretion to choose, or to allow a Grantee to elect, to withhold a number of Common Shares having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation (but such withholding may in no event be in excess of the maximum required statutory withholding amount(s) in such Grantee’s relevant tax jurisdictions). 18.4 Captions. The use of captions in the Plan or any Award Agreement is for convenience of reference only and will not affect the meaning of any provision of the Plan or such Award Agreement.

27 18.5 Construction. Unless the context otherwise requires, all references in the Plan to “including” will mean “including without limitation.” 18.6 Other Provisions. Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion. 18.7 Number and Gender. With respect to words used in the Plan, the singular form will include the plural form and the masculine gender will include the feminine gender, as the context requires. 18.8 Severability. If any provision of the Plan or any Award Agreement will be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof will be severable and enforceable in accordance with their terms, and all provisions will remain enforceable in any other jurisdiction. 18.9 Governing Law. The Plan, and all rights of Grantees hereunder, shall be governed by and construed in accordance with the internal laws of the Province of British Columbia and the federal laws of Canada applicable therein, without regard to conflict of laws principles, with respect to matters relating to (a) the validity and construction of the Plan and the instruments evidencing the Awards, (b) the authorization and issuance of Common Shares, (c) the powers and authority of the Board, (d) the rights of shareholders, and (e) all matters governed by the BCBCA. 18.10 Code Section 409A. The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, for Awards made to a U.S. Grantee, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s termination of “separation from service” (as defined for purposes of Code Section 409A) will instead be paid on the first payroll date after the six-month anniversary of the Grantee’s separation from service (or the Grantee’s death, if earlier). Furthermore, notwithstanding anything to the contrary in the Plan, in the case of an Award to a U.S. Grantee that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or Common Shares subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or Common Shares if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award to a U.S. Grantee is characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence,

28 the settlement and delivery will occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph will in any way affect the determination of a Change in Control for purposes of vesting in any such Award that is characterized as deferred compensation under Code Section 409A. Notwithstanding the foregoing, neither the Company, any Affiliate nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any such Grantee under Section 409A of the Code and neither the Company, any Affiliate nor the Committee will have any liability to any Grantee for such tax or penalty.